                                                                Exhibit 99.2

                                            SOLUTIA INC. AND SUBSIDIARIES
                                         CONSOLIDATED FINANCIAL PROJECTIONS

INCOME STATEMENT
($M)
----
                                         Q4, 2003              2004                  2005                2006
                                        PROJECTIONS         PROJECTIONS           PROJECTIONS         PROJECTIONS
                                      ---------------     ---------------       ---------------     ---------------

NET SALES                                      561.9             2,374.2               2,390.1             2,387.0
COGS                                           491.6             1,996.1               1,989.7             1,941.6
                                      ---------------     ---------------       ---------------     ---------------
   GROSS PROFIT                                 70.3               378.1                 400.4               445.4

MAT EXPENSES                                    82.9               315.4                 316.3               318.9
AMORTIZATION                                     0.6                 2.5                   2.5                 2.5
                                      ---------------     ---------------       ---------------     ---------------
   OPERATING INCOME                            (13.2)               60.1                  81.6               124.0

EQUITY INCOME                                    0.1                17.5                  23.4                23.9
OTHER INCOME/(EXPENSE)                           2.2                 1.3                   0.8                 0.9
INTEREST INCOME                                  0.2                 0.1                   0.1                 0.2
                                      ---------------     ---------------       ---------------     ---------------
EBIT                                           (10.7)               79.1                 106.0               149.0

INTEREST EXPENSE                                31.6               128.2                 140.2               140.1
                                      ---------------     ---------------       ---------------     ---------------
INCOME BEFORE TAXES                            (42.3)              (49.2)                (34.2)                8.8
TAXES                                          (19.9)              (28.1)                (26.6)               (4.9)
                                      ---------------     ---------------       ---------------     ---------------
NET INCOME (LOSS)                              (22.4)              (21.1)                 (7.6)               13.7
                                      ===============     ===============       ===============     ===============

Note:  Projected Income Statements do not reflect any impacts of a Chapter 11 bankruptcy filing.

BALANCE SHEET
($M)
----

                                                       DEC. '03            12/31/2004       12/31/2005          12/31/2006
                                                       FORECAST           PROJECTIONS       PROJECTIONS        PROJECTIONS
                                                     ------------       ---------------   ---------------    ---------------
            Assets
            ------

Cash                                                       56.5                 15.0              15.0                15.0
Trade Receivables                                         263.6                263.5             268.7               268.9
Other Current Assets                                      292.6                280.3             282.7               282.7
Total LIFO Inventories                                    253.2                250.3             249.2               246.1
                                                    ------------       ---------------   ---------------    ---------------
Total Current Assets                                      865.9                809.0             815.5               812.8
Net Property                                              934.7                878.9             852.8               844.2
Investment in Equity Affiliates                           204.8                260.4             291.8               316.3
Other Long Term Assets                                    468.2                464.6             443.6               424.0
Non-Current Deferred Taxes                                394.7                425.8             387.3               336.2
                                                    ------------       ---------------   ---------------    ---------------
Total Assets                                            2,868.3              2,838.7           2,791.0             2,773.5
                                                    ============       ===============   ===============    ===============

           Liabilities
           -----------

Accounts Payable                                          176.7                170.1             165.5               162.1
Accruals                                                  419.1                392.1             327.7               264.4
Short Term Debt                                           350.1                426.1             593.8               742.7
                                                    ------------       ---------------   ---------------    ---------------
Total Current Liabilities                                 945.9                988.3           1,086.9             1,169.2

Long Term Debt                                            760.1                764.8             770.1               776.3
Postretirement Liabilities                              1,143.3              1,170.1           1,063.9               950.3
Other Liabilities                                         444.2                423.1             396.1               359.9
                                                    ------------       ---------------   ---------------    ---------------
Total Liabilities                                       3,293.4              3,346.3           3,317.0             3,255.7
Total Stockholder's Equity (Deficit)                     (425.1)              (507.6)           (526.0)             (522.2)
                                                    ------------       ---------------   ---------------    ---------------
Total Liabilities and Equity                            2,868.3              2,838.7           2,791.0             2,773.5
                                                    ============       ===============   ===============    ===============

Note: Projected Balance Sheets do not reflect any impacts of a Chapter 11 bankruptcy filing.

STATEMENT OF CONSOLIDATED CASH FLOW
($M)
----
                                                       Q4, 2003                  2004              2005                2006
                                                      PROJECTIONS             PROJECTIONS       PROJECTIONS         PROJECTIONS
                                                    ---------------         ---------------   ---------------     ---------------
Operating Activities:
Net Income (Loss)                                           (55.7)              (82.5)            (18.4)                3.8
Items that did not use (provide) cash:
Depreciation and Amortization                                33.8               130.1             121.0               111.0
Amortization of Advance Payments                             (3.2)              (11.7)            (12.0)              (11.7)
Amortization of Deferred Debt Issuance -
  Costs & Debt Discount                                       4.7                16.1              16.9                16.2
Restructuring expenses & other items - net                   48.1                   -                 -                   -

Changes in Assets and Liabilities:
Income and Deferred Taxes                                   (13.9)              (44.5)            (30.3)               (7.9)
Trade Receivables                                             9.2                 0.1              (5.2)               (0.3)
Inventory                                                    (5.6)                2.9               1.1                 3.0
Other Assets                                                (16.4)              (16.9)            (37.3)              (27.3)
Trade Payables                                               17.9                (6.6)             (4.7)               (3.4)
Other Liabilities                                           (41.9)                8.0            (113.6)             (142.4)
                                                    ---------------         ---------------   ---------------     ---------------
Cash Used in Operations                                     (23.1)               (5.0)            (82.4)              (58.9)

Investing Activities:
Capital Expenditures                                        (19.5)              (60.6)            (82.0)              (90.0)
Acquisition and Investment Payments                         (18.9)              (47.8)                -                   -
Investment and Property Disposals                           (26.8)               (0.8)                -                   -
                                                    ---------------         ---------------   ---------------     ---------------
Cash Used in Investing Activities                           (65.2)             (109.2)            (82.0)              (90.0)

Financing Activities:                                                                                                     -
Change in Debt, Debt Increase                               113.0                76.0             167.7               148.9
Other Financing Activities                                  (24.1)               (3.3)             (3.3)                  -
                                                    ---------------         ---------------   ---------------     ---------------
Cash Provided by Financing Activities                        89.0                72.7             164.4               148.9
Increase (Decrease) in Cash and
  Cash Equivalents:                                           0.7               (41.6)              0.0                   -

Cash - Beginning of Period                                   55.8                56.5              14.9                15.0
Cash - End of the Year                                       56.5                14.9              15.0                15.0
                                                    ===============         ===============   ===============     ===============

Note: Projected Cash Flow Statements do not reflect any impacts of a Chapter 11 bankruptcy filing.
The Cash Flow Statement utilizes a net income (loss) balance that differs from the projected
Income Statement due to the inclusion of certain expense items for the Cash Flow Statement which are excluded from the Income Statement.


                                                       Q4, 2003                  2004              2005                2006
($M)                                                  PROJECTIONS             PROJECTIONS       PROJECTIONS         PROJECTIONS
                                                    ---------------         ---------------   ---------------     ---------------

Total Projected Cash Flow, excluding debt changes          (112.3)             (117.6)           (167.7)             (148.9)
Projected Chapter 11 Cash Flow Impacts                      (35.1)              123.9             136.6                   -
                                                    ---------------         ---------------   ---------------     ---------------
Adjusted Total Projected Cash Flow                         (147.5)                6.4             (31.1)             (148.9)

Other Projected Liquidity Changes:
  Commitment Reduction                                          -                (7.5)            (10.0)                  -
  New Credit Facility                                        75.0                75.0                 -                   -
                                                    ---------------         ---------------   ---------------     ---------------
  Total Other Projected Liquidity Changes                    75.0                67.5             (10.0)                  -

Note:  The Company projections of the impact on cash flow from a Chapter 11 bankrupcty filing.